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Scudder Contrarian Fund

Classes A, B, C and I

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Contrarian Fund	Nasdaq Symbol	CUSIP Number
Class A	KDCAX	81123U-105
Class B	KDCBX	81123U-402
Class C	KDCCX	81123U-501

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Contrarian Fund	1-Year	3-Year	5-Year	10-Year
Class A	-9.25%	.14%	2.64%	10.24%
Class B	-10.01%	-.67%	1.76%	9.27%(a)
Class C	-9.94%	-.64%	1.74%	9.20%(a)
S&P 500 Index+	-16.50%	-11.12%	.97%	10.15%
Russell 1000 Value Index++	-9.61%	-3.57%	2.65%	11.56%

Scudder Contrarian Fund	1-Year	Life of Class**
Class I	-8.86%	1.40%
S&P 500 Index+	-16.50%	-14.18%
Russell 1000 Value Index++	-9.61%	-4.59%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 11/30/02	$ 17.09	$ 17.07	$ 17.07	$ 17.13
11/30/01	$ 19.05	$ 19.03	$ 19.02	$ 19.10
Distribution Information: Twelve Months: Income Dividends	$ .21	$ .06	$ .06	$ .29

Class A Lipper Rankings* - Multi-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	150	of	474	32
3-Year	135	of	342	40
5-Year	110	of	237	47
10-Year	44	of	82	54

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Class A Morningstar Rankings* - Large Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	148	of	818	19
3-Year	84	of	621	14
5-Year	110	of	470	24
10-Year	49	of	157	31

Rankings are historical and do not guarantee future results.

Source: Morningstar, Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Contrarian Fund - Class A [] S&P 500 Index+ [] Russell 1000 Value Index++

Yearly periods ended November 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Contrarian Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,553	$9,465	$10,739	$24,985
	Average annual total return	-14.47%	-1.82%	1.44%	9.59%
Class B(c)	Growth of $10,000	$8,730	$9,627	$10,830	$24,261
	Average annual total return	-12.70%	-1.26%	1.61%	9.27%(a)
Class C(c)	Growth of $10,000	$9,006	$9,809	$10,902	$24,107
	Average annual total return	-9.94%	-.64%	1.74%	9.20%(a)
Class I	Growth of $10,000	$9,114	NA	NA	NA
	Average annual total return	-8.86%	NA	NA	NA
S&P 500 Index+	Growth of $10,000	$8,350	$7,020	$10,495	$26,287
	Average annual total return	-16.50%	-11.12%	.97%	10.15%
Russell 1000 Value Index++	Growth of $10,000	$9,039	$8,966	$11,398	$29,861
	Average annual total return	-9.61%	-3.57%	2.65%	11.56%

The growth of $10,000 is cumulative.

* Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Class I commenced operations on June 1, 2000. Index comparisons begin May 31, 2000.
a Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder Contrarian Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Contrarian Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Contrarian Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas Sassi

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1990 and the fund in 1997.

• Over 31 years of investment industry experience.

• MBA, Hofstra University.

Frederick L. Gaskin

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 1997.

• Over 16 years of investment industry experience.

• MBA, Babcock Graduate School of Management at Wake Forest University.

In the following interview, Lead Portfolio Manager Tom Sassi discusses the strategy of Scudder Contrarian Fund and the market environment during the 12-month period ended November 30, 2002.

Q: Will you provide an overview of market conditions during the period?

A: The investment environment continued to be extremely volatile. Although investors had regained some confidence after the shock of September 11, 2001, it was not sustained. Further threats of terrorist attacks, unrest in the Middle East, fears of a war with Iraq and concerns about corporate accounting tactics kept investors on edge and broad market returns in negative territory.

Value stocks, however, outperformed growth stocks as investors continued to look for "lower-risk" investment alternatives. Large value stocks, such as those in which the fund invests, significantly outperformed large growth stocks during the period. The Russell 1000 Value Index, which is generally representative of the large-cap value market, declined 9.61 percent, while the Russell 1000 Growth Index, which is generally representative of the large-cap growth market, plummeted 22.68 percent for the same period.

Q: How did Scudder Contrarian Fund perform amid this volatility?

A: For the 12 months ended November 30, 2002, Scudder Contrarian Fund Class A shares (unadjusted for sales charges) returned -9.25 percent, well above the fund's benchmark, the Standard & Poor's 500 (S&P 500), which lost 16.50 percent. The S&P 500 is an unmanaged index of 500 large-cap stocks that is generally representative of the US stock market. The fund also outperformed its peer-group averages for the Morningstar Large Value category, which lost 13.41 percent, and the Lipper Multi-Cap Value Funds category, which returned -11.85 percent. The Morningstar and Lipper categories are groups of mutual funds with investment objectives similar to our fund.

Q: What was behind the fund's outperformance of its benchmark, peers and the large value market?

A: We believe the fund's outperformance is due to a number of factors - the most important being consistency in our management style. We manage with a contrarian value philosophy and adhere to a disciplined investment process - never swaying to seek incremental gains from stocks that don't fit our criteria. This proved to be critical this period for two reasons.

First, it was a good operating environment for our contrarian approach, which favors quality companies with dividend yields above the market, relatively strong earnings growth and price-to-earnings ratios1 below the market. As investors remained risk-averse, they favored stocks with the highest dividend yields in hopes of finding some level of downside protection. Our overweight position in these types of stocks relative to the S&P 500contributed to the fund's relative outperformance.

1 A price-to-earnings ratio (P/E) is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

Second, our active management style was critical in the fund's outperforming the S&P 500 and our peers who work to closely mimic the index. The S&P 500 is a capitalization-weighted index. What that means is that a relatively small group of the largest companies in the index - in terms of market capitalization2 - have much more of an impact on the overall return than the other stocks in the index with lower market caps. Generally, the largest companies tend to be "growth" stocks that don't reconcile well with our low-P/E investment discipline. Over the 12-month period, the largest companies in the S&P 500 suffered deep declines, while a broader number of more "value-oriented" stocks in the index posted stronger returns. Some fund managers work to keep their portfolios closely tied to weightings within the index in order to limit relative risk. We choose stocks based on our own research, however, and on our conviction in each stock's long-term growth potential and each stock's adherence to our contrarian value discipline. This active management style led to strong outperformance relative to the S&P 500 and many of our peers this period.

2 Market capitalization (market cap) represents the value of a corporation as determined by the market price of its issued and outstanding common stock. Many consider market cap as an indication of how investors value a company's future prospects.

Q: Were there specific market sectors or stocks that contributed to performance?

A: Several groups added a great deal of value this 12-month period.

1. Industrials were the most important contributor to performance relative to the S&P 500. Early in the period, we built positions in a variety of stocks that had been battered due to fears that the economy would continue to weaken. Over the course of the year, however, the reverse proved true, and we witnessed four consecutive quarters of growth in gross domestic product. Some of the fund's strongest performers were Textron, Inc., an industrial conglomerate with subsidiaries that include Bell Helicopter and Cessna Aircraft Company; United Technologies Corp., which provides a broad range of high-technology products and support services to the building systems and aerospace industries; and Avery Dennison Corp., a producer of pressure-sensitive adhesives and materials. We liquidated our positions in United Technologies and Avery Dennison during the year to lock in profits. We've since added United Technologies back into the portfolio after its share price became more attractive.

2. Despite the broad weakness in information technology stocks, the fund benefited from some strategic moves. After having little to no exposure in technology during the tech bubble that burst in early 2000, we began to selectively add technology to the portfolio in 2001. We added what we believed to be high-quality stocks at extremely depressed prices. When technology rallied in late 2001 and into January 2002, we took profits and pared back the fund's tech position. Our timing was good, and we sidestepped some of the large declines in the tech sector that followed over the next six months. However, we continued to look for opportunities to rearrange our tech holdings and add positions in stocks that we believed were at or near their lows. Diebold, a manufacturer of ATMs, was a strong performer throughout the entire period. Hewlett-Packard also benefited the fund as it rallied strongly late in the period.

3. Financial stocks represent the largest sector weighting in the fund. While the fund's financial holdings are well diversified, we did put more emphasis on investments in smaller regional banks. Unlike the larger money center banks, the regionals had little loan default pressure and continued, for the most part, to generate strong earnings. This positioning was helpful as investor sentiment turned negative on the big banks due to concerns about their foreign loan portfolios and their exposure to Enron, WorldCom and other failed corporations. Some of the best performers included Bank of America and Wachovia.

Q: What areas disappointed?

A: The fund's health care holdings detracted minimally from relative performance. Last year, we took the opportunity to create positions in a number of struggling pharmaceutical companies. These traditional "growth" stocks are typically too high priced to meet our low price-to-earnings criteria. As investors became concerned about upcoming patent expirations, fierce generic drug competition and relatively few blockbuster drugs in new product pipelines, we were able to add Merck and Bristol-Myers Squibb at extremely attractive prices. Over the course of this period, Merck performed quite well. Bristol-Myers gained ground recently, but it was not enough to offset deep losses endured earlier in the period. We believe, however, that given time, Bristol-Myers will make it through this downturn. Despite its recent difficulties, it has strong enough cash flow to fund further research-and-development efforts and to pay out dividends to shareholders. We've also used market weakness to establish positions in other pharmaceutical and medical device companies, which include Wyeth and Abbott Laboratories. Like Merck and Bristol-Myers, these stocks reconcile well with our contrarian approach, which focuses on finding quality stocks that are temporarily out of favor but that have strong long-term earnings track records and dividend growth superior to the broad market.

Q: Will you share your outlook for the markets and for Scudder Contrarian Fund in particular?

A: Although the economy is clearly in a state of recovery, with four consecutive quarters of gross domestic product growth, we don't expect to see a sharp and resounding bounce-back in stock prices in the immediate future. We expect more of a trickle-down effect in which better corporate profits eventually translate into improving stock prices in 2003. The positive economic growth we've seen, along with attractive valuations in the S&P 500, containment of terrorism, interest rates at near historic lows and a clearer agenda coming out of Washington, should provide a favorable backdrop for the stock market in 2003. While the markets remain volatile, we've seen an improvement in the reaction to bad economic or issue-specific news. In the early part of the period, any bit of bad news triggered a substantial and sustained decline across an individual sector or the entire market. By the end of the period, however, such declines were shorter-lived and less severe. We believe Scudder Contrarian Fund's portfolio of quality companies, with earnings growth and dividend yields above the market and price-to-earnings ratios below the market, provides the potential for favorable relative returns in the coming year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	11/30/01

Common Stocks	95%	92%
Cash Equivalents	5%	8%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/02	11/30/01

Financials	31%	23%
Industrials	13%	16%
Health Care	13%	7%
Information Technology	13%	14%
Energy	11%	7%
Materials	8%	5%
Consumer Discretionary	6%	13%
Consumer Staples	5%	14%
Telecommunication Services	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2002 (28.6% of Portfolio)
1. Merck & Co., Inc. Producer of pharmaceuticals	3.3%
2. Exxon Mobil Corp. Explorer and provider of oil and gas	3.3%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.2%
4. Sonoco Products Co. Manufacturer of tubes and cores for industrial use	2.9%
5. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	2.8%
6. Bristol-Meyers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.7%
7. Dow Chemical Co. Producer of chemicals	2.7%
8. J.P. Morgan Chase & Co. Provider of global financial services	2.7%
9. Freddie Mac Supplier of mortgage credit	2.5%
10. Bank of America Corp. Provider of commercial banking services	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Shares	Value ($)

Common Stocks 95.3%
Consumer Discretionary 5.8%
Auto Components 1.4%
Dana Corp.	205,300	2,771,550
Multiline Retail 2.3%
Sears, Roebuck & Co.	91,500	2,534,550
Target Corp.	56,900	1,978,982
		4,513,532
Specialty Retail 0.6%
Home Depot, Inc.	40,000	1,056,800
Textiles, Apparel & Luxury Goods 1.5%
The Limited, Inc.	175,000	2,976,750
Consumer Staples 4.5%
Food & Drug Retailing 0.5%
Albertson's, Inc.	44,000	1,026,960
Food Products 4.0%
McDonald's Corp.	221,000	4,088,500
Sara Lee Corp.	156,800	3,658,144
		7,746,644
Energy 10.7%
Oil & Gas
BP PLC (ADR)	117,614	4,611,645
ChevronTexaco Corp.	55,400	3,713,462
ConocoPhillips	93,400	4,465,454
Exxon Mobil Corp.	182,200	6,340,560
Royal Dutch Petroleum Co. (New York shares)	37,000	1,611,350
		20,742,471
Financials 29.5%
Banks 20.8%
AmSouth Bancorp.	150,000	2,860,500
Bank of America Corp.	68,900	4,828,512
Bank of New York Co., Inc.	35,000	1,062,250
FleetBoston Financial Corp.	166,600	4,519,858
J.P. Morgan Chase & Co.	209,900	5,283,183
KeyCorp.	59,000	1,539,310
National City Corp.	113,900	3,166,420
PNC Financial Services Group	106,100	4,477,420
SunTrust Banks, Inc.	58,300	3,419,878
US Bancorp.	179,000	3,920,100
Wachovia Corp.	123,100	4,326,965
Wells Fargo & Co.	20,000	924,200
		40,328,596
Diversified Financials 1.8%
Citigroup, Inc.	90,200	3,506,976

Insurance 1.5%
American International Group, Inc.	21,000	1,368,150
Chubb Corp.	27,000	1,582,200
		2,950,350
Real Estate 0.4%
Post Properties, Inc. (REIT)	25,700	655,350
Other Financial Companies 5.0%
Fannie Mae	75,000	4,728,750
Freddie Mac	84,900	4,893,636
		9,622,386
Health Care 12.2%
Health Care Equipment & Supplies 3.3%
Baxter International, Inc.	105,500	3,374,945
Becton, Dickinson & Co.	102,000	3,026,340
		6,401,285
Pharmaceuticals 8.9%
Abbott Laboratories	60,000	2,626,800
Bristol-Myers Squibb Co.	200,400	5,310,600
Merck & Co., Inc.	107,500	6,386,575
Wyeth	75,300	2,893,779
		17,217,754
Industrials 12.8%
Aerospace & Defense 4.6%
Honeywell International, Inc.	145,400	3,761,498
Raytheon Co.	69,800	2,036,066
United Technologies Corp.	50,000	3,123,500
		8,921,064
Commercial Services & Supplies 2.1%
Automatic Data Processing, Inc.	59,000	2,564,730
Pitney Bowes, Inc.	42,400	1,496,720
		4,061,450
Electrical Equipment 2.1%
Emerson Electric Co.	78,000	4,067,700
Industrial Conglomerates 2.8%
General Electric Co.	94,000	2,547,400
Textron, Inc.	66,100	2,848,910
		5,396,310
Road & Rail 1.2%
Burlington Northern Santa Fe Corp.	92,000	2,330,360
Information Technology 12.0%
Computers & Peripherals 4.4%
EMC Corp.*	138,200	1,001,950
Hewlett-Packard Co.	280,663	5,467,315
International Business Machines Corp.	23,100	2,012,010
		8,481,275
Electronic Equipment & Instruments 3.2%
Diebold, Inc.	66,000	2,615,580
Waters Corp.*	131,900	3,534,920
		6,150,500
Semiconductor Equipment & Products 4.4%
Applied Materials, Inc.*	139,100	2,371,655
Intel Corp.	292,900	6,115,752
		8,487,407
Materials 7.8%
Chemicals 3.2%
Air Products & Chemicals, Inc.	20,000	884,400
Dow Chemical Co.	165,800	5,289,020
		6,173,420
Containers & Packaging 2.9%
Sonoco Products Co.	223,900	5,702,733
Metals & Mining 1.7%
Alcoa, Inc.	126,800	3,239,740
Total Common Stocks (Cost $194,269,933)		184,529,363

Cash Equivalents 4.7%
Scudder Cash Management QP Trust, 1.45% (b) (Cost $9,194,639)	9,194,639	9,194,639
Total Investment Portfolio -100.0% (Cost $203,464,572) (a)		193,724,002

* Non-income producing security.
(a) The cost for federal income tax purposes was $205,557,526. At November 30, 2002, net unrealized depreciation for all securities based on tax cost was $11,833,524. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,063,618 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,897,142.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value (cost $203,464,572)	$ 193,724,002
Cash	10,000
Receivable for investments sold	1,773,575
Dividends receivable	564,998
Receivable for Fund shares sold	3,957,413
Total assets	200,029,988
Liabilities
Payable for investments purchased	2,992,086
Payable for Fund shares redeemed	197,810
Accrued management fee	112,490
Other accrued expenses and payables	152,794
Total liabilities	3,455,180
Net assets, at value	$ 196,574,808
Net Assets
Net assets consist of: Undistributed net investment income	501,444
Net unrealized appreciation (depreciation) on investments	(9,740,570)
Accumulated net realized gain (loss)	(34,786,784)
Paid-in capital	240,600,718
Net assets, at value	$ 196,574,808

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($126,559,100 / 7,406,904 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 17.09
Maximum offering price per share (100 / 94.25 of $17.09)	$ 18.13
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($49,359,610 / 2,892,224 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 17.07
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,387,181 / 725,769 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 17.07
Class I Net Asset Value, offering and redemption price per share ($8,268,917 / 482,656 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 17.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002
Investment Income
Dividends (net of foreign taxes withheld of $24,562)	$ 5,041,527
Interest	256,396
Total Income	5,297,923
Expenses: Management fee	1,551,038
Administrative fee	670,773
Distribution service fees	1,014,809
Directors' fees and expenses	19,622
Total expenses, before expense reductions	3,256,242
Expense reductions	(71)
Total expenses, after expense reductions	3,256,171
Net investment income (loss)	2,041,752
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(15,044,064)
Net unrealized appreciation (depreciation) during the period on investments	(8,423,753)
Net gain (loss) on investment transactions	(23,467,817)
Net increase (decrease) in net assets resulting from operations	$ (21,426,065)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2002	2001
Operations: Net investment income (loss)	$ 2,041,752	$ 1,519,576
Net realized gain (loss) on investment transactions	(15,044,064)	5,734,074
Net unrealized appreciation (depreciation) on investment transactions during the period	(8,423,753)	11,062,567
Net increase (decrease) in net assets resulting from operations	(21,426,065)	18,316,217
Distributions to shareholders from: Net investment income: Class A	(1,483,719)	(1,474,987)
Class B	(172,526)	(173,820)
Class C	(43,302)	(42,410)
Class I	(54,845)	(21,368)
Fund share transactions: Proceeds from shares sold	67,777,238	63,186,759
Reinvestment of distributions	1,655,511	1,612,106
Cost of shares redeemed	(63,065,103)	(62,428,910)
Net increase (decrease) in net assets from Fund share transactions	6,367,646	2,369,955
Increase (decrease) in net assets	(16,812,811)	18,973,587
Net assets at beginning of period	213,387,619	194,414,032
Net assets at end of period (including undistributed net investment income of $501,444 and $248,039, respectively)	$ 196,574,808	$ 213,387,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 19.05	$ 17.51	$ 19.75	$ 22.90	$ 21.13
Income (loss) from investment operations:
Net investment income (loss)	.23[a]	.19[a]	.30[a]	.34[a]	.28
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.57	(.39)	(1.40)	3.48
Total from investment operations	(1.75)	1.76	(.09)	(1.06)	3.76
Less distributions from: Net investment income	(.21)	(.22)	(.35)	(.31)	(.27)
Net realized gains on investment transactions	-	-	(1.80)	(1.78)	(1.72)
Total distributions	(.21)	(.22)	(2.15)	(2.09)	(1.99)
Net asset value, end of period	$ 17.09	$ 19.05	$ 17.51	$ 19.75	$ 22.90
Total Return (%)[b]	(9.25)	10.06	.54	(5.06)	19.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127	130	113	173	152
Ratio of expenses before expense reductions (%)	1.30	1.46	1.53[c]	1.41	1.37
Ratio of expenses after expense reductions (%)	1.30	1.46	1.52[c]	1.40	1.37
Ratio of net investment income (loss) (%)	1.26	1.04	1.85	1.53	1.36
Portfolio turnover rate (%)	83	76	46	88	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.

Class B
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 19.03	$ 17.47	$ 19.68	$ 22.82	$ 21.08
Income (loss) from investment operations:
Net investment income (loss)	.08[a]	.04[a]	.14[a]	.14[a]	.08
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.57	(.36)	(1.38)	3.46
Total from investment operations	(1.90)	1.61	(.22)	(1.24)	3.54
Less distributions from: Net investment income	(.06)	(.05)	(.19)	(.12)	(.08)
Net realized gains on investment transactions	-	-	(1.80)	(1.78)	(1.72)
Total distributions	(.06)	(.05)	(1.99)	(1.90)	(1.80)
Net asset value, end of period	$ 17.07	$ 19.03	$ 17.47	$ 19.68	$ 22.82
Total Return (%)[b]	(10.01)	9.21	(.29)	(5.90)	18.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	67	68	109	100
Ratio of expenses before expense reductions (%)	2.12	2.27	2.53[c]	2.29	2.31
Ratio of expenses after expense reductions (%)	2.12	2.27	2.53[c]	2.29	2.31
Ratio of net investment income (loss) (%)	.44	.23	.84	.64	.42
Portfolio turnover rate (%)	83	76	46	88	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.

Class C
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 19.02	$ 17.48	$ 19.68	$ 22.82	$ 21.06
Income (loss) from investment operations:
Net investment income (loss)	.09[a]	.03[a]	.15[a]	.12[a]	.05
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.57	(.36)	(1.39)	3.47
Total from investment operations	(1.89)	1.60	(.21)	(1.27)	3.52
Less distributions from: Net investment income	(.06)	(.06)	(.19)	(.09)	(.04)
Net realized gains on investment transactions	-	-	(1.80)	(1.78)	(1.72)
Total distributions	(.06)	(.06)	(1.99)	(1.87)	(1.76)
Net asset value, end of period	$ 17.07	$ 19.02	$ 17.48	$ 19.68	$ 22.82
Total Return (%)[b]	(9.94)	9.10	(.18)	(6.01)	18.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	14	12	18	12
Ratio of expenses before expense reductions (%)	2.09	2.32	2.48[c]	2.36	2.40
Ratio of expenses after expense reductions (%)	2.09	2.32	2.47[c]	2.35	2.40
Ratio of net investment income (loss) (%)	.47	.18	.91	.58	.33
Portfolio turnover rate (%)	83	76	46	88	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.

Class I
Years Ended November 30,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.10	$ 17.56	$ 17.34
Income (loss) from investment operations: Net investment income (loss)[b]	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	(1.99)	1.56	(.05)
Total from investment operations	(1.68)	1.86	.43
Less distributions from: Net investment income	(.29)	(.32)	(.21)
Net asset value, end of period	$ 17.13	$ 19.10	$ 17.56
Total Return (%)	(8.86)	10.66	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	2	1
Ratio of expenses (%)	.85	.91	1.70*
Ratio of net investment income (loss) (%)	1.71	1.59	6.19*
Portfolio turnover rate (%)	83	76	46
[a] For the period June 1, 2000 (commencement of sales of Class I shares) to November 30, 2000. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Contrarian Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $29,152,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($19,249,000) and November 30, 2010 ($9,903,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $3,542,000 of net realized capital losses. These differences primarily relate to certain securities sold at a loss. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 509,374
Undistributed net long-term capital gains	-
Capital loss carryforwards	(29,152,000)
Net unrealized appreciation (depreciation) on investments	(11,833,524)

In addition, during the year ended November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 1,754,392

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $173,154,090 and $160,061,836, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.350% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fees	Total Aggregated	Unpaid at November 30, 2002
Class A	$ 425,816	$ 37,316
Class B	220,911	16,612
Class C	46,654	3,800
Class I	3,546	357
	$ 696,927	$ 58,085

In addition, the Administrative Fee expense on the Statement of Operations includes ($26,154) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 441,820	$ 29,559
Class C	99,974	7,438
	$ 541,794	$ 36,997

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class A	$ 294,067	$ 38,862.22%
Class B	145,946	12,222.25%
Class C	33,002	3,816.25%
	$ 473,015	$ 54,900

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2002 aggregated $14,300.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2002, the CDSC for Class B and C shares aggregated $146,240 and $1,157, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2002, SDI received $149.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2002, totaled $256,396 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $71 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2002		Year Ended November 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,351,689	$ 43,191,399	2,320,787	$ 44,113,876
Class B	694,152	12,746,719	705,648	13,354,315
Class C	239,171	4,331,083	246,200	4,499,632
Class I	414,055	7,508,037	63,734	1,218,936
		$ 67,777,238		$ 63,186,759
Shares issued to shareholders in reinvestment of dividends
Class A	78,385	$ 1,404,563	77,028	$ 1,393,493
Class B	9,365	159,865	9,118	162,585
Class C	2,120	36,238	1,935	34,661
Class I	3,100	54,845	1,183	21,367
		$ 1,655,511		$ 1,612,106
Shares redeemed
Class A	(1,854,095)	$ (33,339,434)	(2,037,589)	$ (38,178,638)
Class B	(1,331,835)	(24,192,568)	(1,073,946)	(20,084,919)
Class C	(266,916)	(4,836,198)	(204,629)	(3,882,616)
Class I	(38,673)	(696,903)	(15,251)	(282,737)
		$ (63,065,103)		$ (62,428,910)
Net increase (decrease)
Class A	575,979	$ 11,256,528	360,226	$ 7,328,731
Class B	(628,318)	(11,285,984)	(359,180)	(6,568,019)
Class C	(25,625)	(468,877)	43,506	651,677
Class I	378,482	6,865,979	49,666	957,566
		$ 6,367,646		$ 2,369,955

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Scudder Contrarian Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Contrarian Fund, one of a series of Scudder Value Series, Inc. (the ``Trust''), as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian or brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Contrarian Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 17, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2002 qualified for the dividends received deduction.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Director, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College.	82
Fred B. Renwick (72) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Director, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Director and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Thomas F. Sassi[5] (60) Vice President, 1998-present	Managing Director of Deutsche Asset Management	n/a
Charles A. Rizzo[4,6] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes